Warrants	12 Months Ended
Dec. 31, 2021
Warrants
Warrants

Note 11. Warrants

In conjunction with the Securities Purchase Agreement (SPA), the Company issued 17,355,700 warrants to the senior note holders. The warrants entitle the holder to purchase one share of the Company’s common stock at an exercise price equal to $.78 per share at any time on or after October 13, 2021 (the “Initial Exercise Date”) and on or prior to the close of business on October 13, 2026 the “Termination Date”). The Company determined that these warrants are free standing financial instruments that are legally detachable and separately exercisable from the debt instruments. Management also determined that the warrants are puttable for cash upon a fundamental transaction at the option of the holder and as such required classification as equity pursuant to ASC 470. In accordance with the accounting guidance, the outstanding warrants are recognized as equity on the balance sheet. The proceeds from the sale of a debt instrument with stock purchase warrants (detachable call options) shall be allocated to the two elements based on the relative fair values of the debt instrument without the warrants, and of the warrants themselves at time of issuance. The allocation of the portion of the value resulted in a discount of the debt instrument. The fair value of the warrants were measured using the Black Scholes option pricing model.

The assumptions used to measure the fair value of the warrant as of its issuance date were as follows:

Inputs
Warrants Granted	17,355,700
Stock Price	$0.65
Exercise Price	$0.78
Term, expected life of options in years	30.00
Volatility	322.8%
Annual Rate of Quarterly Dividends	0.00%
Risk Free Interest Rate	0.515%